SiriusPoint Ltd.

Financial Supplement
September 30, 2021

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Clare Kerrigan - Corporate Communications and Investor Relations
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Book value per share metrics are non-GAAP financial measures. We believe that long-term growth in book value per share is an important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this Financial Supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this Financial Supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the costs, expenses and difficulties of the integration of the operations of Sirius Group; the impact of the novel coronavirus (COVID-19) pandemic or other unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, continued low interest rates, equity market volatility and ongoing business and financial market impacts of COVID-19 associated economic downturn; fluctuations in our results of operations; a downgrade or withdrawal of our financial ratings; inadequacy of loss and loss adjustment expense reserves; the effects of global climate change; periods characterized by excess underwriting capacity and unfavorable premium rates and/or reduced returns or losses in SiriusPoint’s investment portfolio; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; SiriusPoint’s significant deferred tax assets, which could become devalued if either SiriusPoint does not generate future taxable income or applicable corporate tax rates are reduced; the lack of availability of capital; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; technology breaches; our concentrated exposure in Third Point Enhanced LP (the “TP Enhanced Fund”) whose investment strategy may bear substantial investment risks; our lack of control of the TP Enhanced Fund and Third Point LLC, who invest and manage our capital accounts, and we have limited ability to withdraw our capital accounts; conflicts of interest among various members of Third Point Advisors LLC, TP Enhanced Fund, Third Point LLC and SiriusPoint; and other risks and uncertainties listed in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, and any subsequent reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
September 30, 2021 and 2020
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020

Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	(7.8)%	19.7%	9.8%	0.9%
Net underwriting loss (1)	$(265.8)	$(29.7)	$(223.8)	$(27.3)
Combined ratio (1)	151.9%	121.0%	118.1%	106.3%
Basic book value per share (2) (4)	$15.31	$16.88	$15.31	$16.88
Tangible basic book value per share (2) (4)	$14.22	$16.88	$14.22	$16.88
Diluted book value per share (2) (3) (4)	$15.14	$16.71	$15.14	$16.71
Tangible diluted book value per share (2) (4)	$14.07	$16.71	$14.07	$16.71
(1)Refer to accompanying “Segment Reporting - Three and nine months ended September 30, 2021 and 2020” for a calculation of net underwriting loss and combined ratio.
(2)Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures.
(3)In the first quarter of 2021, we changed the method for calculating the dilutive effect of restricted shares, restricted share units and options to calculate the dilutive impact in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share.
(4)Prior year comparatives represent amounts as of December 31, 2020.

SiriusPoint Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Assets
Investments in related party investment funds, at fair value	$1,456.8	$1,254.4	$1,208.8	$1,055.6	$869.0
Debt securities, trading, at fair value	2,100.9	2,009.3	2,940.3	101.3	186.3
Short-term investments, at fair value	1,057.9	766.7	—	—	—
Equity securities, trading, at fair value	3.4	5.0	5.9	—	—
Other long-term investments, at fair value	454.5	463.7	473.1	4.0	4.0
Total investments	5,073.5	4,499.1	4,628.1	1,160.9	1,059.3
Cash and cash equivalents	701.2	1,032.6	932.4	526.0	513.8
Restricted cash and cash equivalents	1,482.3	1,554.4	1,411.3	1,187.9	1,101.7
Due from brokers	51.4	55.7	37.8	94.9	81.1
Interest and dividends receivable	8.6	11.1	10.3	0.9	1.8
Insurance and reinsurance balances receivable, net	1,621.4	1,515.3	1,613.8	441.9	440.5
Deferred acquisition costs, net and value of business acquired	220.2	212.1	218.8	68.6	69.3
Unearned premiums ceded	248.3	247.0	247.7	20.5	12.9
Loss and loss adjustment expenses recoverable, net	843.5	516.6	492.6	14.4	13.6
Deferred tax asset	194.2	216.3	256.5	0.4	4.0
Intangible assets	173.7	176.7	174.2	—	—
Other assets	97.0	153.7	146.2	18.8	16.2
Total assets	$10,715.3	$10,190.6	$10,169.7	$3,535.2	$3,314.2
Liabilities
Loss and loss adjustment expense reserves	$4,862.3	$4,232.3	$4,259.3	$1,310.1	$1,186.1
Unearned premium reserves	1,215.4	1,238.1	1,244.8	284.8	286.0
Reinsurance balances payable	596.4	526.3	528.8	78.1	113.1
Deposit liabilities	154.0	148.6	150.7	153.0	155.7
Securities sold, not yet purchased, at fair value	2.9	10.0	9.2	12.0	15.4
Due to brokers	9.6	38.9	26.2	—	—
Accounts payable, accrued expenses and other liabilities	154.1	164.1	154.4	17.6	15.1
Deferred tax liability	152.2	190.2	223.0	—	—
Liability-classified capital instruments	103.4	122.2	135.0	—	—
Debt	827.0	836.5	829.0	114.3	114.2
Total liabilities	8,077.3	7,507.2	7,560.4	1,969.9	1,885.6
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	—	—
Common shares	16.2	16.2	16.2	9.6	9.5
Additional paid-in capital	1,654.3	1,646.6	1,639.6	933.9	932.0
Retained earnings	767.8	815.8	751.3	620.4	486.1
Accumulated other comprehensive loss	(0.3)	1.5	0.4	—	—
Shareholders’ equity attributable to SiriusPoint shareholders	2,638.0	2,680.1	2,607.5	1,563.9	1,427.6
Noncontrolling interests	—	3.3	1.8	1.4	1.0
Total shareholders’ equity	2,638.0	2,683.4	2,609.3	1,565.3	1,428.6
Total liabilities, noncontrolling interests and shareholders’ equity	$10,715.3	$10,190.6	$10,169.7	$3,535.2	$3,314.2

SiriusPoint Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Revenues
Net premiums earned	$512.1	$141.7	$1,234.4	$428.9
Net realized and unrealized investment gains (losses)	(11.7)	7.0	43.7	54.6
Net investment income from investments in related party investment funds	202.4	110.6	401.2	8.3
Other net investment income	9.1	4.4	18.8	11.2
Net investment income	199.8	122.0	463.7	74.1
Other revenues	20.7	—	47.1	—
Total revenues	732.6	263.7	1,745.2	503.0
Expenses
Loss and loss adjustment expenses incurred, net	581.7	110.5	984.9	287.4
Acquisition costs, net	106.9	54.8	281.5	147.7
Other underwriting expenses	89.3	6.1	191.8	21.1
Net corporate and other expenses	19.5	14.9	113.5	30.2
Intangible asset amortization	2.0	—	4.1	—
Interest expense	9.7	2.1	24.4	6.2
Foreign exchange (gains) losses	(16.1)	5.9	(16.5)	(3.1)
Total expenses	793.0	194.3	1,583.7	489.5
Income (loss) before income tax (expense) benefit	(60.4)	69.4	161.5	13.5
Income tax (expense) benefit	13.0	(0.7)	(6.4)	(4.4)
Net income (loss)	(47.4)	68.7	155.1	9.1
Net loss attributable to noncontrolling interests	3.4	—	1.8	—
Net income (loss) available to SiriusPoint	(44.0)	68.7	156.9	9.1
Dividends on Series B preference shares	(4.0)	—	(9.5)	—
Net income (loss) available to SiriusPoint common shareholders	$(48.0)	$68.7	$147.4	$9.1
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.30)	$0.74	$0.94	$0.10
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.34)	$0.73	$0.92	$0.10
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	159,225,772	92,613,393	145,095,270	92,466,813
Diluted	160,240,888	92,969,646	147,597,964	92,877,674
(1)    Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities, be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Revenues
Net premiums earned	$512.1	$466.3	$256.0	$182.0	$141.7
Net realized and unrealized investment gains (losses)	(11.7)	23.9	31.5	14.7	7.0
Net investment income from investment in related party investment fund	202.4	45.6	153.2	186.6	110.6
Other net investment income	9.1	7.9	1.8	3.5	4.4
Net investment income	199.8	77.4	186.5	204.8	122.0
Other revenues	20.7	17.8	8.6	—	—
Total revenues	732.6	561.5	451.1	386.8	263.7
Expenses
Loss and loss adjustment expenses incurred, net	581.7	255.1	148.1	177.9	110.5
Acquisition costs, net	106.9	105.6	69.0	39.3	54.8
Other underwriting expenses	89.3	72.3	30.2	9.7	6.1
Net corporate and other expenses	19.5	25.7	68.3	11.0	14.9
Intangible asset amortization	2.0	1.3	0.8	—	—
Interest expense	9.7	9.8	4.9	2.1	2.1
Foreign exchange (gains) losses	(16.1)	12.0	(12.4)	8.3	5.9
Total expenses	793.0	481.8	308.9	248.3	194.3
Income (loss) before income tax (expense) benefit	(60.4)	79.7	142.2	138.5	69.4
Income tax (expense) benefit	13.0	(9.6)	(9.8)	(3.7)	(0.7)
Net income (loss)	(47.4)	70.1	132.4	134.8	68.7
Net (income) loss attributable to noncontrolling interests	3.4	(1.6)	—	(0.4)	—
Net income (loss) available to SiriusPoint	(44.0)	68.5	132.4	134.4	68.7
Dividends on Series B preference shares	(4.0)	(4.0)	(1.5)	—	—
Net income (loss) available to SiriusPoint common shareholders	$(48.0)	$64.5	$130.9	$134.4	$68.7
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.30)	$0.37	$1.07	$1.43	$0.74
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.34)	$0.37	$1.05	$1.43	$0.73
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	159,225,772	158,832,629	116,760,760	92,638,978	92,613,393
Diluted	160,240,888	160,894,216	118,146,341	93,165,559	92,969,646

(1)     Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities, be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2021
(expressed in millions of U.S. dollars, except ratios)

	A&H	Specialty	Property	Runoff & Other	Total
Gross premiums written (1)	$118.1	$350.9	$182.0	$2.7	$653.7
Net premiums written (1)	88.4	306.8	91.0	5.1	491.3
Net premiums earned (1)	111.7	240.6	150.8	9.0	512.1
Loss and loss adjustment expenses incurred, net (2)	55.8	155.6	362.5	7.8	581.7
Acquisition costs, net	10.5	65.8	30.9	(0.3)	106.9
Other underwriting expenses (2)	30.2	25.6	22.1	11.4	89.3
Net underwriting income (loss)	$15.2	$(6.4)	$(264.7)	$(9.9)	(265.8)
Other revenues					20.7
Net investment income					199.8
Net corporate and other expenses					(19.5)
Intangible asset amortization					(2.0)
Interest expense					(9.7)
Foreign exchange gains					16.1
Loss before income tax benefit					$(60.4)

Underwriting Ratios (3):
Loss ratio	50.0%	64.7%	240.4%	NM	113.6%
Acquisition cost ratio	9.4%	27.3%	20.5%	NM	20.9%
Other underwriting expenses ratio	27.0%	10.6%	14.7%	NM	17.4%
Combined ratio (4)	86.4%	102.6%	275.6%	NM	151.9%
(1)Includes service fee revenue from the Company’s MGUs of $12.5 million in the three months ended September 30, 2021.
(2)Loss and loss adjustment expenses incurred, net and other underwriting expenses include expenses associated with the Company’s MGUs of $3.6 million and $24.5 million for the three months ended September 30, 2021, respectively.
(3)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(4)Ratios considered not meaningful ("NM") to Runoff & Other.
(5)The Company modified the presentation of its operating segments in the first quarter of 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2020
(expressed in millions of U.S. dollars, except ratios)

	A&H	Specialty	Property	Runoff & Other	Total
Gross premiums written (1)	$0.2	$79.0	$42.6	$2.9	$124.7
Net premiums written (1)	0.2	76.7	36.6	2.9	116.4
Net premiums earned (1)	0.6	87.7	49.8	3.6	141.7
Loss and loss adjustment expenses incurred, net (1)	0.4	67.9	62.2	(20.0)	110.5
Acquisition costs, net	0.1	18.0	13.0	23.7	54.8
Other underwriting expenses (1)	—	3.1	1.6	1.4	6.1
Net underwriting income (loss)	$0.1	$(1.3)	$(27.0)	$(1.5)	(29.7)
Net investment income					122.0
Net corporate and other expenses					(14.9)
Interest expense					(2.1)
Foreign exchange losses					(5.9)
Income before income tax expense					$69.4

Underwriting Ratios (2):
Loss ratio	66.7%	77.4%	124.9%	NM	78.0%
Acquisition cost ratio	16.7%	20.5%	26.1%	NM	38.7%
Other underwriting expenses ratio	—%	3.5%	3.2%	NM	4.3%
Combined ratio (3)	83.4%	101.4%	154.2%	NM	121.0%
(1)No MGUs existed in the three months ended September 30, 2020, therefore no service fee revenue or fees are included.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(3)Ratios considered not meaningful ("NM") to Runoff & Other.
(4)The Company modified the presentation of its operating segments in the first quarter of 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2021
(expressed in millions of U.S. dollars, except ratios)

	A&H	Specialty	Property	Runoff & Other	Total
Gross premiums written (1)	$343.5	$807.9	$457.3	$(25.7)	$1,583.0
Net premiums written (1)	267.8	692.4	324.6	(24.2)	1,260.6
Net premiums earned (1)	250.4	610.7	385.4	(12.1)	1,234.4
Loss and loss adjustment expenses incurred, net (2)	121.9	393.9	482.2	(13.1)	984.9
Acquisition costs, net	35.4	168.9	79.7	(2.5)	281.5
Other underwriting expenses (2)	69.5	54.7	52.6	15.0	191.8
Net underwriting income (loss)	$23.6	$(6.8)	$(229.1)	$(11.5)	(223.8)
Other revenues					47.1
Net investment income					463.7
Net corporate and other expenses					(113.5)
Intangible asset amortization					(4.1)
Interest expense					(24.4)
Foreign exchange gains					16.5
Income before income tax expense					$161.5

Underwriting Ratios (3):
Loss ratio	48.7%	64.5%	125.1%	NM	79.8%
Acquisition cost ratio	14.1%	27.7%	20.7%	NM	22.8%
Other underwriting expenses ratio	27.8%	9.0%	13.6%	NM	15.5%
Combined ratio (4)	90.6%	101.2%	159.4%	NM	118.1%
(1)Includes service fee revenue from the Company’s MGUs of $37.3 million in the nine months ended September 30, 2021.
(2)Loss and loss adjustment expenses incurred, net and other underwriting expenses include expenses associated with the Company’s MGUs of $8.0 million and $55.4 million for the nine months ended September 30, 2021, respectively.
(3)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(4)Ratios considered not meaningful ("NM") to Runoff & Other.
(5)The Company modified the presentation of its operating segments in the first quarter of 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2020
(expressed in millions of U.S. dollars, except ratios)

	A&H		Specialty		Property		Runoff & Other	Total
Gross premiums written (1)	$2.8		$232.2		$160.2		$3.0	$398.2
Net premiums written (1)	2.8		224.3		138.9		3.0	369.0
Net premiums earned (1)	2.5		285.6		135.9		4.9	428.9
Loss and loss adjustment expenses incurred, net (1)	3.7		203.1		99.5		(18.9)	287.4
Acquisition costs, net	0.3		85.3		38.8		23.3	147.7
Other underwriting expenses (1)	0.1		12.4		4.7		3.9	21.1
Net underwriting loss	$(1.6)		$(15.2)		$(7.1)		$(3.4)	(27.3)
Net investment income								74.1
Net corporate and other expenses								(30.2)
Interest expense								(6.2)
Foreign exchange gains								3.1
Income before income tax expense								$13.5

Underwriting Ratios (2):
Loss ratio	148.0%	—%	71.1%	—%	73.2%	—%	NM	67.0%
Acquisition cost ratio	12.0%	—%	29.9%	—%	28.6%	—%	NM	34.4%
Other underwriting expenses ratio	4.0%	—%	4.3%	—%	3.5%	—%	NM	4.9%
Combined ratio (3)	164.0%		105.3%		105.3%		NM	106.3%
(1)No MGUs existed in the nine months ended September 30, 2020, therefore no service fee revenue or fees are included.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(3)Ratios considered not meaningful ("NM") to Runoff & Other.
(4)The Company modified the presentation of its operating segments in the first quarter of 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.

SiriusPoint Ltd.
A&H Segment - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Gross premiums written	$118.1	$90.6	$134.8	$0.6	$0.2
Net premiums written	88.4	75.8	103.6	0.6	0.2
Net premiums earned	111.7	103.7	35.0	0.7	0.6
Loss and loss adjustment expenses incurred, net	55.8	52.1	14.0	(0.4)	0.4
Acquisition costs, net	10.5	19.8	5.1	—	0.1
Other underwriting expenses	30.2	28.7	10.6	—	—
Net underwriting income	$15.2	$3.1	$5.3	$1.1	$0.1
Underwriting Ratios (2):
Loss ratio	50.0%	50.2%	40.0%	(57.1)%	66.7%
Acquisition cost ratio	9.4%	19.1%	14.6%	—%	16.7%
Other underwriting expense ratio	27.0%	27.7%	30.3%	—%	—%
Combined ratio	86.4%	97.0%	84.9%	(57.1)%	83.4%
(1)The Company modified the presentation of its operating segments in the first quarter of 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Specialty Segment - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Gross premiums written	$350.9	$289.3	$167.7	$136.5	$79.0
Net premiums written	306.8	241.1	144.5	125.5	76.7
Net premiums earned	240.6	231.1	139.0	122.4	87.7
Loss and loss adjustment expenses incurred, net	155.6	151.2	87.1	139.5	67.9
Acquisition costs, net	65.8	60.8	42.3	27.2	18.0
Other underwriting expenses	25.6	19.2	9.9	6.3	3.1
Net underwriting loss	$(6.4)	$(0.1)	$(0.3)	$(50.6)	$(1.3)
Underwriting Ratios (2):
Loss ratio	64.7%	65.4%	62.7%	114.0%	77.4%
Acquisition cost ratio	27.3%	26.3%	30.4%	22.2%	20.5%
Other underwriting expense ratio	10.6%	8.3%	7.1%	5.1%	3.5%
Combined ratio	102.6%	100.0%	100.2%	141.3%	101.4%
(1)The Company modified the presentation of its operating segments in the first quarter of 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Property Segment - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Gross premiums written	$182.0	$213.2	$62.1	$27.3	$42.6
Net premiums written	91.0	173.3	60.3	21.2	36.6
Net premiums earned	150.8	154.4	80.2	35.7	49.8
Loss and loss adjustment expenses incurred, net	362.5	74.3	45.4	20.1	62.2
Acquisition costs, net	30.9	27.6	21.2	9.9	13.0
Other underwriting expenses	22.1	22.3	8.2	1.3	1.6
Net underwriting income (loss)	$(264.7)	$30.2	$5.4	$4.4	$(27.0)
Underwriting Ratios (2):
Loss ratio	240.4%	48.1%	56.6%	56.3%	124.9%
Acquisition cost ratio	20.5%	17.9%	26.4%	27.7%	26.1%
Other underwriting expense ratio	14.7%	14.4%	10.2%	3.6%	3.2%
Combined ratio	275.6%	80.4%	93.2%	87.6%	154.2%
(1)The Company modified the presentation of its operating segments in the first quarter of 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Runoff & Other Segment - by Quarter (1)
(expressed in millions of U.S. dollars)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Gross premiums written	$2.7	$(30.4)	$2.0	$26.0	$2.9
Net premiums written	5.1	(31.2)	1.9	26.0	2.9
Net premiums earned	9.0	(22.9)	1.8	23.3	3.6
Loss and loss adjustment expenses incurred, net	7.8	(22.5)	1.6	18.8	(20.0)
Acquisition costs, net	(0.3)	(2.6)	0.4	2.1	23.7
Other underwriting expenses	11.4	2.1	1.5	2.0	1.4
Net underwriting income (loss)	$(9.9)	$0.1	$(1.7)	$0.4	$(1.5)
(1)The Company modified the presentation of its operating segments in the the first quarter of 2021 to better align with the manner in which management monitors the performance of its operations. This change was primarily due to the Company’s acquisition of Sirius Group. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are not considered not meaningful to Runoff & Other

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%

Asset-backed securities	$494.6	9.7%	$543.6	12.1%	$594.6	12.8%	$1.3	0.1%	$20.6	2.0%
Residential mortgage-backed securities	349.2	6.9%	367.8	8.2%	392.2	8.5%	8.7	0.7%	8.7	0.8%
Commercial mortgage-backed securities	121.9	2.4%	123.6	2.7%	123.0	2.6%	—	—%	—	—%
Bank debt	—	—%	—	—%	—	—%	0.4	—%	0.7	0.1%
Corporate debt securities	608.2	12.0%	595.0	13.2%	564.6	12.2%	37.7	3.3%	56.8	5.4%
U.S. government and government agency	368.9	7.3%	264.3	5.9%	1,140.9	24.7%	53.2	4.6%	99.5	9.3%
Non-U.S. government and government agency	134.8	2.7%	101.5	2.3%	121.3	2.6%	—	—%	—	—%
U.S. states, municipalities and political subdivision	0.5	—%	0.7	—%	0.9	—%	—	—%	—	—%
Preferred stocks	22.8	0.4%	12.8	0.3%	2.8	0.1%	—	—%	—	—%
Total debt securities	2,100.9	41.4%	2,009.3	44.7%	2,940.3	63.5%	101.3	8.7%	186.3	17.6%
Fixed income mutual funds	1.9	—%	1.9	—%	1.8	—%	—	—%	—	—%
Common stocks	1.5	—%	3.1	0.1%	4.1	0.1%	—	—%	—	—%
Total equity securities	3.4	—%	5.0	0.1%	5.9	0.1%	—	—%	—	—%
Short-term investments	1,057.9	20.9%	766.7	17.0%	—	—%	—	—%	—	—%
Other long-term investments	328.3	6.5%	322.5	7.2%	311.2	6.8%	4.0	0.3%	4.0	0.4%
Investments in funds valued at net asset value	1,583.0	31.2%	1,395.6	31.0%	1,370.7	29.6%	1,055.6	91.0%	869.0	82.0%
Total investments	$5,073.5	100.0%	$4,499.1	100.0%	$4,628.1	100.0%	$1,160.9	100.0%	$1,059.3	100.0%

SiriusPoint Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Basic and diluted book value per share numerator:
Shareholders' equity attributable to SiriusPoint shareholders	$2,638.0	$2,680.1	$2,607.5	$1,563.9	$1,427.6
Less: Series B preference shares	(200.0)	(200.0)	(200.0)	—	—
Common shareholders’ equity attributable to SiriusPoint common shareholders - basic	2,438.0	2,480.1	2,407.5	1,563.9	1,427.6
Plus: carrying value of Series A preference shares issued in merger	31.2	38.4	40.8	—	—
Common shareholders’ equity attributable to SiriusPoint common shareholders - diluted	2,469.2	2,518.5	2,448.3	1,563.9	1,427.6
Less: intangible assets	(173.7)	(176.7)	(174.2)	—	—
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - basic	2,264.3	2,303.4	2,233.3	1,563.9	1,427.6
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - diluted	$2,295.5	$2,341.8	$2,274.1	$1,563.9	$1,427.6
Basic and diluted book value per share denominator:
Common shares outstanding	161,949,037	161,945,750	161,891,354	95,582,733	95,314,893
Unvested restricted shares	(2,687,612)	(2,879,187)	(3,450,338)	(2,933,993)	(2,695,127)
Basic book value per share denominator	159,261,425	159,066,563	158,441,016	92,648,740	92,619,766
Effect of dilutive Series A preference shares issued in merger	1,015,116	2,088,464	1,888,145	—	—
Effect of dilutive warrants (1)	—	24,295	58,421	—	—
Effect of dilutive stock options, restricted shares and restricted share units issued to directors and employees (2)	2,825,401	2,629,954	2,426,816	969,386	284,486
Diluted book value per share denominator	163,101,942	163,809,276	162,814,398	93,618,126	92,904,252

Basic book value per share (2)	$15.31	$15.59	$15.19	$16.88	$15.41
Tangible basic book value per share (2)	$14.22	$14.48	$14.10	$16.88	$15.41
Diluted book value per share (2) (3)	$15.14	$15.37	$15.04	$16.71	$15.37
Tangible diluted book value per share (2)	$14.07	$14.30	$13.97	$16.71	$15.37
(1)As of September 30, 2021, December 31, 2020 and September 30, 2020, there was no dilution as a result of the Company’s share price being under the lowest exercise price for warrants.
(2)Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of issued unvested restricted shares, at period end. Tangible basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing tangible common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Tangible book value per share is useful to investors because it measures the realizable value of shareholder returns, excluding the impact of intangible assets. Diluted book value per share and tangible diluted book value per share, as presented, are non-GAAP financial measures and are calculated using the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. The dilutive effect of restricted shares, restricted share units and options are calculated in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. We have also followed a similar approach for calculating dilution for warrants, Series A preference shares, Upside Rights and other potentially dilutive securities issued as part of our acquisition of Sirius Group.
(3)In the first quarter of 2021, we changed the method for calculating the dilutive effect of restricted shares, restricted share units and options to calculate the dilutive impact in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. This change had no impact on previously presented basic book value per share.

SiriusPoint Ltd.
Earnings (loss) per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	159,225,772	158,832,629	116,760,760	92,638,978	92,613,393
Dilutive effect of options (1)	—	313,758	184,470	—	—
Dilutive effect of warrants (1)	—	160,075	51,650	—	—
Dilutive effect of restricted share units (1)	—	1,587,754	1,149,461	526,581	356,253
Dilutive effect of Series A preference shares	1,015,116	—	—	—	—
Diluted number of common shares outstanding	160,240,888	160,894,216	118,146,341	93,165,559	92,969,646

Basic earnings per common share:
Net income (loss) available to SiriusPoint common shareholders	$(48.0)	$64.5	$130.9	$134.4	$68.7
Net income allocated to SiriusPoint participating common shareholders	—	(5.4)	(6.5)	(1.6)	(0.5)
Net income (loss) allocated to SiriusPoint common shareholders	$(48.0)	$59.1	$124.4	$132.8	$68.2

Basic earnings (loss) per share available to SiriusPoint common shareholders	$(0.30)	$0.37	$1.07	$1.43	$0.74

Diluted earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$(48.0)	$64.5	$130.9	$134.4	$68.7
Net income allocated to SiriusPoint participating common shareholders	—	(5.4)	(6.5)	(1.6)	(0.5)
Change in carrying value of Series A preference shares	(7.2)	—	—	—	—
Net income (loss) allocated to SiriusPoint common shareholders	$(55.2)	$59.1	$124.4	$132.8	$68.2

Diluted earnings (loss) per share available to SiriusPoint common shareholders (2)	$(0.34)	$0.37	$1.05	$1.43	$0.73
(1)As of September 30, 2021, there was no dilution as a result of the net loss allocated to SiriusPoint common shareholders in the quarter. As of September 30, 2021, December 31, 2020 and September 30, 2020, there was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price or reference price for the respective security for warrants and options.
(2)Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities, be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income (loss) available to SiriusPoint common shareholders	$(48.0)	$64.5	$130.9	$134.4	$68.7
Shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,480.1	2,407.5	1,563.9	1,427.6	1,357.3
Shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,438.0	2,480.1	2,407.5	1,563.9	1,427.6
Average shareholders’ equity attributable to SiriusPoint common shareholders	$2,459.1	$2,443.8	$1,985.7	$1,495.7	$1,392.5
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	(7.8)%	10.6%	26.4%	35.9%	19.7%

(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income (loss) available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders' equity balances at the beginning and end of the period.